UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 5, 2017 (Date of earliest event reported)
OurPet’s Company (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	001-31279 (Commission File Number)	34-1480558 (I.R.S. Employer Identification No.)

1300 East Street, Fairport Harbor, OH (Address of principal executive offices)	44077 (Zip Code)

(440) 354-6500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 5, 2017, Scott R. Mendes, OurPet’s Company’s (the “Company”) Chief Financial Officer and Treasurer, and Dean S. Tsengas, the Company’s Vice President, Chief Operations Officer and Corporate Secretary, gave a Virtual Investor presentation that was sponsored by the OTCQX. The presentation was a 30 minute webinar, including participation in a Q&A period after the presentation. A link to the presentation materials is posted on the Company’s website ourpets.com under Presentations in the Investor tab or by clicking on the following link: http://www.ourpets.com/investors/presentations/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OurPet’s Company

By:	/s/ Scott R. Mendes
Name:	Scott R. Mendes
Title:	Chief Financial Officer and Treasurer

Dated: October 11, 2017